VOYA FUNDS TRUST

To each series of Voya Funds Trust

(each a "Fund" and collectively, the "Funds")

Supplement dated April 1, 2022

To the Current Prospectuses for the Funds' Class A, Class C, Class I, Class P, Class R,

Class R6, Class T, and Class W Shares

(each a "Prospectus" and collectively the "Prospectuses")

Effective April 1, 2022, the Prospectuses are revised as follows:

1.The section of the Prospectuses entitled "Appendix A – Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information" is amended to include the following:

ALL FUNDS EXCEPT VOYA GOVERNEMNT MONEY MARKET FUND

D.A. DAVIDSON & CO. ("D.A. DAVIDSON")

Shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. ("D.A. Davidson") platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds' SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•A shareholder in the Fund's Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund after 6 years from the date of first purchase of the Class C shares and if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson's policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

•Return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.

•Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•Breakpoints as described in this Prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

ALL FUNDS EXCEPT VOYA GOVERNMENT MONEY MARKET FUND

2.The sub-section of the Prospectuses entitled "Appendix A – Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information – Oppenheimer & Co ("OPCO") – Front-end Sales Load Waivers on Class A Shares available at OPCO" is deleted in its entirety and replaced with the following:

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•Shares purchased by or through a 529 Plan.

•Shares purchased through an OPCO affiliated investment advisory program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as "Rights of Restatement").

•A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund after 5 years from the date of first purchase of the Class C shares and if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

•Employees and registered representatives of OPCO or its affiliates and their family members.

•Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the Fund's Prospectus.

VOYA GOVERNMENT MONEY MARKET FUND

3.The section of the Prospectus entitled "Appendix A – Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information" is amended to include the following:

D.A. DAVIDSON & CO. ("D.A. DAVIDSON")

Shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. ("D.A. Davidson") platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund's SAI.

CDSC Waivers on Class C Shares available at D.A. Davidson

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

•Return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.

•Shares acquired through a right of reinstatement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE